   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 2002

                                                      REGISTRATION NO. 333-48536
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                   TO FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                       TERAYON COMMUNICATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                      3661                      77-0328533
(STATE OF INCORPORATION)   (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER
                           CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                               ------------------

                           4988 GREAT AMERICA PARKWAY
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 235-5000
          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                                  EDWARD LOPEZ
                                 GENERAL COUNSEL
                           4988 GREAT AMERICA PARKWAY
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 235-5000
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                               ------------------

===============================================================================

                                       1.

TERMINATION OF OFFERING AND REMOVAL OF SECURITIES FROM REGISTRATION

Pursuant to an undertaking made in Item 17 of the Registration Statements as filed with the Commission on October 24, 2000 and January 19, 2001 (Registration No. 333-48536), the Registrant hereby removes from registration $17,337,000 of Convertible Subordinated Notes due 2007 and 5,951,673 shares of its Common Stock.


                                       2.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California on November 13, 2002.


                                                         /s/ Dr. Zaki Rakib
                                                         -----------------------
                                                             Dr. Zaki Rakib
                                                         Chief Executive Officer

        Signature                                                Title
        ---------                                               ------
/s/     Dr. Zaki Rakib                      Chief Executive Officer and Director
---------------------------------------     (Principal Executive Officer)
        Dr. Zaki Rakib

               *                            Chief Financial Officer (Principal
---------------------------------------     Finance and Accounting Officer)
        Carol Lustenader

               *                            President and Chairman of the Board
---------------------------------------     of Directors
        Shlomo Rakib

               *                            Director
---------------------------------------
        Alek Krstajic

               *                            Director
---------------------------------------
        Christopher J. Schaepe

               *                            Director
---------------------------------------
        Lewis Solomon

               *                            Director
---------------------------------------
        David Woodrow


By: /s/ Dr. Zaki Rakib
   ------------------------------------
        Dr. Zaki Rakib
        Attorney-in-fact



                                       3.